UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04809

Liberty All-Star Equity Fund

(exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code:  303-623-2577

Date of fiscal year end:      December 31

Date of reporting period:  January 1 – June 30, 2014

Item 1. Report of Shareholders.

LIBERTY ALL–STAR® EQUITY FUND

USA

SEMI-ANNUAL REPORT JUNE 30, 2014

ALL STAR®
EQUITY FUND

Contents

1	President’s Letter

4	Table of Distributions and Rights Offerings

5	Top 20 Holdings and Economic Sectors

6	Major Stock Changes in the Quarter

7	Investment Managers/Portfolio Characteristics

8	Manager Interview

12	Schedule of Investments

20	Statement of Assets and Liabilities

21	Statement of Operations

22	Statements of Changes in Net Assets

24	Financial Highlights

26	Notes to Financial Statements

33	Description of Lipper Benchmark and Market Indices

Inside Back Cover: Fund Information

A SINGLE INVESTMENT...

A DIVERSIFIED CORE PORTFOLIO

A single fund that offers:

•	A diversified, multi-managed portfolio of growth and value stocks
•	Exposure to many of the industries that make the U.S. economy one of the world’s most dynamic
•	Access to institutional quality investment managers
•	Objective and ongoing manager evaluation
•	Active portfolio rebalancing
•	A quarterly fixed distribution policy
•	Actively managed, exchange traded closed-end fund listed on the New York Stock Exchange (ticker symbol: USA)

LIBERTY ALL-STAR® EQUITY FUND

Liberty All-Star® Equity Fund	President’s Letter
(Unaudited)

Fellow Shareholders:	July 2014

Against a backdrop of data confirming a continuing economic warm-up in the U.S. and a global geopolitical environment that boiled over in Ukraine and Iraq, stocks continued to deliver positive news during the second quarter of 2014. The S&P 500® Index posted 16 record closes during the quarter while the widely-followed Dow Jones Industrial Average (“DJIA”) did so 11 times. Meanwhile, the technology-focused NASDAQ Composite Index recorded its longest streak of quarterly gains since 2000.

The S&P 500® returned 5.23 percent for the quarter, the DJIA advanced 2.83 percent and the NASDAQ Composite gained 5.31 percent. Returns for all three indices represented a significant improvement over first quarter returns, which were slightly positive for the S&P 500® and NASDAQ Composite but fractionally negative for the DJIA. While the latter edged closer to the 17,000 level during the second quarter, it finally closed above that landmark early in the third quarter (on July 3). The quarter was not without volatility, however, as a very significant spring sell-off in growth-oriented biotechnology, information technology and social networking stocks hit the NASDAQ Composite, including (on April 10) its biggest single-day decline in 2 1⁄2 years, according to The Wall Street Journal.

Heavy fighting in Ukraine and Iraq—along with lower level but potentially dangerous confrontations involving China and neighbors Japan and Vietnam—unsettled investors during the quarter, but did not drive them out of the equity markets. In addition, with interest rates remaining low, bonds and cash did not offer attractive alternatives to stocks. Instead, investors found the gradual, but steady improvements in the U.S. economy to their liking. The glaring exception was the report that U.S. real gross domestic product (“GDP”) declined 2.9 percent in the first quarter of 2014 (the original estimate was a decline of 1.0 percent, but this was revised downward by the Department of Commerce on June 25). After rising 2.6 percent in the fourth quarter of 2013, real GDP in 2014’s initial quarter reflected a long, severe winter—impacting everything from housing starts to shipping to consumer spending—as well as lower spending by state and local governments.

Offsetting factors to the first quarter’s weak economic environment began to emerge as the second quarter progressed. Retail sales firmed, inflation remained muted, the manufacturing and services sectors showed strength, and the employment situation brightened as May was the fourth straight month with job gains above 200,000, meaning that all 8.7 million jobs lost during the great recession had finally been recouped. Underlying all the economic data was the ongoing accommodative stance by the Janet Yellen-led Federal Reserve. While continuing to taper its bond-buying program, the Fed gave no indication that it would raise short-term interest rates anytime soon.

Liberty All-Star® Equity Fund

Liberty All-Star® Equity Fund (“the Fund”) returns moderately lagged most broad indices over the quarter. The Fund returned 4.44 percent with shares valued at net asset value (“NAV”) with dividends reinvested and 3.95 percent with shares valued at market price with dividends reinvested. For the trailing 12-month period, the Fund has returned 25.08 percent with shares valued at NAV with dividends reinvested and 23.67 percent with shares valued at market price with dividends reinvested. For the quarter and trailing 12 months, the Lipper Large-Cap Core Mutual Fund Average returned 4.59 percent and 23.54 percent, respectively. For the quarter, the

Semi-Annual Report (Unaudited) | June 30, 2014	1

President’s Letter	Liberty All-Star® Equity Fund
(Unaudited)

discount at which Fund shares traded relative to their NAV was largely unchanged from the previous quarter, ranging from a low of 10.5 percent to a high of 12.6 percent.

In keeping with policy, the Fund’s distribution for the second quarter was $0.10. The Fund’s distribution policy has been in place since 1988 and is a major component of the Fund’s total return. These distributions add up to $24.47 since 1987 (the Fund’s first full calendar year of operations). We would emphasize that shareholders must include these distributions when determining the return on their investment in the Fund.

The stock market showed momentum reminiscent of 2013’s strong performance during the second quarter, led by the S&P 500 and the DJIA reaching new all-time highs. While that would seem to indicate a placid market, in fact, there was quite a bit of volatility beneath the surface (which markets experienced once again post-July 4 as the third quarter opened). Coming quarters may or may not settle the continuing debate over whether stocks in general are fairly priced or are overpriced and thus vulnerable to periodic corrections. The Fund’s multi-management structure served it well in the second quarter, and we believe it will continue to do so in the future.

Sincerely,

William R. Parmentier, Jr.

President and Chief Executive Officer

Liberty All-Star® Equity Fund

The views expressed in the President’s letter and the Manager Interview reflect the views of the President and Manager as of July 2014 and may not reflect their views on the date this report is first published or anytime thereafter. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the Fund disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent.

2	www.all-starfunds.com

Liberty All-Star® Equity Fund	President’s Letter
(Unaudited)

Fund Statistics (Periods ended June 30, 2014)

Net Asset Value (NAV)		$6.85

Market Price		$6.01

Discount		12.3%

	Quarter	Year-to-Date

Distributions*	$0.10	$0.20

Market Price Trading Range	$5.65 to $6.07	$5.50 to $6.07

Premium/(Discount) Range	10.5% to 12.6%	10.5% to 12.6%

Performance (Periods ended June 30, 2014)

Shares Valued at NAV with Dividends Reinvested	4.44%	5.60%

Shares Valued at Market Price with Dividends Reinvested	3.95%	4.14%

Dow Jones Industrial Average	2.83%	2.68%

Lipper Large-Cap Core Mutual Fund Average	4.59%	6.36%

NASDAQ Composite Index	5.31%	6.18%

S&P 500® Index	5.23%	7.14%

*

Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. Based on current estimates, the distributions have been paid from short-term capital gains, long-term capital gains and return of capital. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. Pursuant to Section 852 of the Internal Revenue Code, the taxability of these distributions will be reported on Form 1099-DIV for 2014.

Returns for the Fund are total returns, which include dividends. Performance returns are net of management fees and other Fund expenses.

The figure shown for the Lipper Large-Cap Core Mutual Fund Average is based on open-end mutual funds’ total returns, which include dividends, and are net of fund expenses. Figures for the unmanaged Dow Jones Industrial Average, NASDAQ Composite Index and the S&P 500® Index are total returns, including dividends. A description of the Lipper benchmark and the market indices can be found on page 33.

Past performance cannot predict future results. Performance will fluctuate with market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

Closed-end funds raise money in an initial public offering and shares are listed and traded on an exchange. Open-end mutual funds continuously issue and redeem shares at net asset value. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

Semi-Annual Report (Unaudited) | June 30, 2014	3

Table of Distributions & Rights Offerings	Liberty All-Star® Equity Fund
(Unaudited)

		Rights Offerings
Year	Per Share Distributions	Month Completed	Shares Needed to Purchase One Additional Share	Subscription Price	Tax Credits*
1988	$0.64
1989	0.95
1990	0.90
1991	1.02
1992	1.07	April	10	$10.05
1993	1.07	October	15	10.41	$0.18
1994	1.00	September	15	9.14
1995	1.04
1996	1.18				0.13
1997	1.33				0.36
1998	1.40	April	20	12.83
1999	1.39
2000	1.42
2001	1.20
2002	0.88	May	10	8.99
2003	0.78
2004	0.89	July	10**	8.34
2005	0.87
2006	0.88
2007	0.90	December	10	6.51
2008	0.65
2009***	0.31
2010	0.31
2011	0.34
2012	0.32
2013	0.35
2014
1st Quarter	0.10
2nd Quarter	0.10
Total	$23.29

*

The Fund’s net investment income and net realized capital gains exceeded the amount to be distributed under the Fund’s distribution policy. In each case, the Fund elected to pay taxes on the undistributed income and passed through a proportionate tax credit to shareholders.

**	The number of shares offered was increased by an additional 25% to cover a portion of the over-subscription requests.
***	Effective with the second quarter distribution, the annual distribution rate was changed from 10 percent to 6 percent.

DISTRIBUTION POLICY

The current policy is to pay distributions on its shares totaling approximately 6 percent of its net asset value per year, payable in four quarterly installments of 1.5% of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholders’ 1099-DIV forms after the end of the year. If the Fund’s ordinary dividends and long-term capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute capital gains and pay income tax thereon to the extent of such excess.

4	www.all-starfunds.com

Liberty All-Star® Equity Fund	Top 20 Holdings & Economic Sectors
June 30, 2014 (Unaudited)

Top 20 Holdings*	Percent of Net Assets
Google, Inc., Class A & C	2.34%
Schlumberger Ltd.	2.33
JPMorgan Chase & Co.	2.17
Salesforce.com, Inc.	1.93
Bank of America Corp.	1.61
Citigroup, Inc.	1.58
Starbucks Corp.	1.58
Hewlett-Packard Co.	1.57
Visa, Inc., Class A	1.47
SunTrust Banks, Inc.	1.47
Weatherford International Ltd.	1.42
MetLife, Inc.	1.41
American International Group, Inc.	1.34
QUALCOMM, Inc.	1.34
Devon Energy Corp.	1.33
State Street Corp.	1.27
Amazon.com, Inc.	1.26
Precision Castparts Corp.	1.24
Microsoft Corp.	1.16
Chesapeake Energy Corp.	1.12
30.94%

Economic Sectors*	Percent of Net Assets
Financials	26.17%
Information Technology	18.01
Consumer Discretionary	15.84
Energy	14.76
Health Care	10.64
Industrials	6.26
Consumer Staples	4.05
Materials	1.34
Utilities	0.08
Other Net Assets	2.85
100.00%

*	Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

Semi-Annual Report (Unaudited) | June 30, 2014	5

Major Stock Changes in the Quarter	Liberty All-Star® Equity Fund
(Unaudited)

The following are the major ($4 million or more) stock changes - both purchases and sales - that were made in the Fund’s portfolio during the second quarter of 2014.

	SHARES

Security Name	Purchases (Sales)	Held as of 6/30/14

Purchases

Chipotle Mexican Grill, Inc.	8,200	8,200

Facebook, Inc., Class A	67,572	148,333

Johnson Controls, Inc.	92,960	234,734

Sales

Allergan, Inc.	(31,400)	20,855

Edwards Lifesciences Corp.	(88,872)	0

Entergy Corp.	(80,975)	0

Invesco Ltd.	(133,575)	0

Whole Foods Market, Inc.	(110,598)	0

Zillow, Inc., Class A	(56,285)	0

6	www.all-starfunds.com

Liberty All-Star® Equity Fund	Investment Managers/ Portfolio Characteristics
(Unaudited)

THE FUND’S ASSETS ARE APPROXIMATELY EQUALLY DISTRIBUTED AMONG THREE VALUE MANAGERS AND TWO GROWTH MANAGERS:

MANAGERS’ DIFFERING INVESTMENT STRATEGIES ARE

REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund’s shareholder reports. It serves as a useful tool for understanding the value of a multi-managed portfolio. The characteristics are different for each of the Fund’s five investment managers. These differences are a reflection of the fact that each pursues a different investment style. The shaded column highlights the characteristics of the Fund as a whole, while the final column shows portfolio characteristics for the S&P 500® Index.

PORTFOLIO CHARACTERISTICS As of June 30, 2014 (Unaudited)

Investment Style Spectrum

	Value			Growth

	SCHNEIDER	PZENA	MATRIX	CORNERSTONE	TCW	TOTAL FUND	S&P 500® INDEX
Number of Holdings	37	39	36	47	32	164*	501
Percent of Holdings in Top 10	57%	38%	36%	38%	44%	18%	17%
Weighted Average Market Capitalization (billions)	$43	$90	$109	$74	$64	$77	$124
Average Five-Year Earnings Per Share Growth	8%	7%	11%	18%	17%	13%	12%
Dividend Yield	1.2%	1.8%	2.1%	0.8%	0.6%	1.3%	2.0%
Price/Earnings Ratio**	16x	14x	17x	26x	33x	19x	19x
Price/Book Value Ratio	1.5x	1.9x	2.3x	3.7x	5.1x	2.5x	2.9x

*	Certain holdings are held by more than one manager.
**	Excludes negative earnings.

Semi-Annual Report (Unaudited) | June 30, 2014	7

Manager Interview	Liberty All-Star® Equity Fund
(Unaudited)

Arnold C. Schneider, III, CFA President and Chief Executive Officer Schneider Capital Management Corporation

FUNDAMENTAL RESEARCH KEEPS FINDING UNDERVALUED COMPANIES EVEN AS STOCK MARKET INDICES REACH NEW HIGHS

Schneider Capital Management Corporation practices a disciplined, fundamental approach to add value over time. Research focuses on uncovering new ideas and owning undervalued stocks before they experience a rebound in earnings and come to the attention of other investors. We recently had the opportunity to talk with Arnold Schneider, President and CEO. The Fund’s Investment Advisor, ALPS Advisors, Inc., moderated the interview.

In the five years since the stock market recovery began in 1Q 2009, valuations have risen substantially. Has that narrowed the field and made it more challenging to find stocks that are temporarily trading at a substantial discount to their underlying value and future earnings potential?

That’s a good question. And the answer is no, certainly not in and of itself. What we are really talking about here are valuation spreads, which have narrowed from that period in early ‘09. But, that is separate from the level of the market. If every stock went up 100 percent, you would maintain the same valuation gap.

There is some correlation, however, between the level of the market and valuation spreads between industries and companies. A higher market level indicates a higher confidence level and reduced uncertainty. Our belief is that valuation spreads are related to uncertainty. Investors were in a reactive, knee-jerk kind of mentality in 2008 and early ‘09. And, the market actually went through milder corrective phases in 2010, ‘11 and ‘12. The valuation gap was very wide during the financial crisis, but it has narrowed in the current environment. So, there is some correlation between the stock market reaching higher levels and a diminished level of uncertainty. I do believe the field has narrowed, but I don’t believe specifically it is related to the higher market in and of itself.

Conversely, could we say that you were probably salivating in that first quarter of 2009 when the market bottomed? Granted, the uncertainty was extremely high, but given that environment, the field would have been very broad.

Yes, the field was very wide. Actually, as we sit here today we still see an above-average level of opportunity, but one that is very narrow. In fact, once you get past the cheapest decile of stocks in the Russell 1000® Value Index, it falls off like a cliff. So, the opportunity is still there, but it has narrowed considerably.

8	www.all-starfunds.com

Liberty All-Star® Equity Fund	Manager Interview
(Unaudited)

That leads to the next question: How does Schneider Capital initially identify candidates, or what you call “new ideas,” for further research and, potentially, for eventual purchase?

We look at this in a whole host of ways. We keep updated valuation tables on literally hundreds and hundreds of companies that we don’t own. This is data that we have accumulated and we keep updated to know that our valuation system—or the way we look at the world—is on track and not reliant on the market’s estimation of future earnings. We also keep tabs on each industry to understand where they are in their cycles, and categorize them so that we know if we are at a time period when a specific industry’s profitability is at a peak or a trough. We try to look at between five and 10 new ideas a day to keep fresh, and we have a particular focus on corporate restructurings because good ones can be hard to find.

“We try to look at between five and 10 new ideas a day just to keep fresh, and we have a particular focus on corporate restructurings because good ones can be hard to find.”

I would also say that because we’ve been implementing the same process and philosophy for 25 years we have probably owned virtually every major value stock over that time. So, having had that experience with so many names, it is easier to come in a second, third or fourth time and understand when to get in.

Do you have specialists focused on certain industries or sectors?

Yes, the analyst team is broken down by industry. And team members have deep experience and expertise in a wide variety of industries.

So, they are constantly bubbling up those new ideas.

Yes. And then, of course, the final thing we do is all sorts of database screening, and constantly looking at 15 to 20 key valuation metrics to double-check in case a name fell between the cracks.

Do you find that, through time, one sector/industry or another seems to present the most candidates for investment owing to specific conditions or the environment within that sector/industry?

I don’t believe so. Over a full market cycle of eight to 10 years, opportunities and uncertainties rotate through various industries fairly regularly. Our bottom-up process finds those industries that are in cyclical troughs. Take technology as an example: We would try to get in early in the cycle but then exit later in the cycle before valuations become stretched. Another example is homebuilders. From 2000 to the peak in 2007, we never owned a homebuilder in the portion of the Liberty All-Star Equity Fund that we manage. We were adamant. We weren’t just lightly invested—we were out and only got back in once valuations were compelling and the industry environment improved. But, as an overall observation, if you look over a full cycle, there are no sectors where we are persistently overweight.

Semi-Annual Report (Unaudited) | June 30, 2014	9

Manager Interview	Liberty All-Star® Equity Fund
(Unaudited)

Following on that question, what guidelines do you follow to be certain that a portfolio—such as the portion of the Liberty All-Star Equity Fund that you manage—remains diversified and not overly concentrated in any one industry or sector?

“At any one time, our individual security and sector weights may differ meaningfully from the benchmark.”

When we see an industry that’s at the bottom of the cycle and is extraordinary cheap—but where we also see the cycle improving—we will construct a focus portfolio that allows our high conviction ideas to have a meaningful portfolio impact. So, at any one time, our individual security and sector weights may differ meaningfully from the benchmark. That said, we do have limits. For an individual economic sector, we will not exceed the lesser of five times the benchmark weighting or the benchmark weighting plus 20 percentage points.

What are two names in the portion of the Liberty All-Star Equity Fund that you manage that exemplify the Schneider Capital Management philosophy of value investing?

The first I would cite is Chesapeake Energy, the second-largest producer of natural gas in the country and the eleventh-largest producer of oil and natural gas liquids in the U.S. Chesapeake is a name that has been in and out of the portfolio over a number of years. We invested a couple of years ago when there was, for us, the beautiful combination of an internal story and an external industry story.

The internal story was a company with a bloated balance sheet that was outspending its cash flows. The company had a strong asset base, but it needed to be managed for shareholder value as opposed to simple asset accumulation. We bought shares once that process was in place, and it continues to this day. Chesapeake is now selling off non-core businesses to de-leverage, holding internal capital spending within the confines of its cash flows, and improving operations and distribution.

The external story was that natural gas prices had collapsed in the wake of the warmest winter in 100 years in 2012, and we bought Chesapeake when gas prices were literally half the price needed to replace supply in the U.S. Natural gas was under $2.00 per thousand cubic feet (MCF), about one-sixth of the worldwide price. So, Chesapeake was very leveraged both operationally and financially to higher natural gas prices, which have come to pass, as the price recently rose to $4.84 per MCF on April 29. So, Chesapeake offered that wonderful combination of an internal and external story.

Good story. How about one other name in the portion of the Liberty All-Star Equity Fund portfolio that you manage?

Everyone knows Marriott, the hotel company. It has 3,900 properties worldwide operated under 18 different brands and reported revenue of $13 billion in its most recent fiscal year. Marriott may seem like a fairly staid company, but this is primarily an industry play that we have owned since January 2012.

10	www.all-starfunds.com

Liberty All-Star® Equity Fund	Manager Interview
(Unaudited)

We did not invest in the hotel industry right after the financial crisis because there was still supply coming on as a residual of starts that began in the previous cycle when demand was high. After supply waned a few years ago—when the industry was still under pressure from economic and market issues—we bought Marriott not only as a beneficiary of the upturn in both occupancy and room rates (or RevPAR, an industry term for revenue per available room) but also a very aggressive overseas growth strategy that the company was initiating, primarily in Asia. So, we liked the combination of a cyclical recovery in a depressed industry together with growth prospects and pricing power as occupancy rates continued to grow owing to a lack of supply. The good thing about Marriott—a point central to our thesis—is that its primary revenue source is urban, full-scale hotels. So, even when the supply cycle catches up, which it inevitably must, it will still take three to five years to build these tall, complex and hard to site hotels. By contrast, suburban, low-rise hotels can be built much quicker. So, the runway for Marriott is pretty long because of the building cycle.

Thank you very much for your insights.

Earnings Per Share: The portion of a company’s profit allocated to each outstanding share of common stock. Earnings per share serves as an indicator of a company’s profitability.

Sales Per Share: A ratio that computes the total revenue earned per share over a 12-month period. It is calculated by dividing total revenue earned in a fiscal year by the weighted average of shares outstanding for that fiscal year.

Price-Earnings Ratio: A valuation ratio of a company’s current share price compared to its per-share earnings.

Price-To-Book Ratio: A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value per share.

Semi-Annual Report (Unaudited) | June 30, 2014	11

Schedule of Investments	Liberty All-Star® Equity Fund
June 30, 2014 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (97.15%)
CONSUMER DISCRETIONARY (15.84%)
Auto Components (1.53%)
Johnson Controls, Inc.	234,734	$11,720,269
Magna International, Inc.	2,507	270,129
TRW Automotive Holdings Corp.(a)	73,250	6,557,340

		18,547,738

Automobiles (0.69%)
General Motors Co.	157,600	5,720,880
Tesla Motors, Inc.(a)	11,063	2,655,784

		8,376,664

Hotels, Restaurants & Leisure (4.25%)
Carnival Corp.	225,980	8,508,147
Chipotle Mexican Grill, Inc.(a)	8,200	4,858,582
Marriott International, Inc., Class A	200,781	12,870,062
McDonald’s Corp.	61,500	6,195,510
Starbucks Corp.	247,951	19,186,448

		51,618,749

Household Durables (2.34%)
Lennar Corp., Class A	205,990	8,647,460
PulteGroup, Inc.	316,878	6,388,261
Taylor Morrison Home Corp., Class A(a)	71,159	1,595,385
Toll Brothers, Inc.(a)	319,026	11,772,059

		28,403,165

Internet & Catalog Retail (2.12%)
Amazon.com, Inc.(a)	47,165	15,318,249
priceline.com, Inc.(a)	7,295	8,775,885
Shutterfly, Inc.(a)	40,253	1,733,294

		25,827,428

Media (2.14%)
Comcast Corp., Class A	115,461	6,197,946
The Interpublic Group of Cos., Inc.	128,075	2,498,743
News Corp., Class A(a)	305,600	5,482,464
News Corp., Class B(a)	112,445	1,962,165
Omnicom Group, Inc.	93,825	6,682,217
The Walt Disney Co.	37,984	3,256,748

		26,080,283

Specialty Retail (2.07%)
The Home Depot, Inc.	102,834	8,325,441
Office Depot, Inc.(a)	578,317	3,290,624
Staples, Inc.	437,175	4,738,977
Tiffany & Co.	70,915	7,109,229
The TJX Cos., Inc.	30,997	1,647,490

		25,111,761

See Notes to Schedule of Investments and Financial Statements.
12	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments
June 30, 2014 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Textiles, Apparel & Luxury Goods (0.70%)
Kate Spade & Co.(a)	44,302	$1,689,678
NIKE, Inc., Class B	88,120	6,833,706

		8,523,384

CONSUMER STAPLES (4.05%)
Beverages (1.40%)
The Coca-Cola Company	110,000	4,659,600
Diageo PLC(b)	33,390	4,249,545
PepsiCo, Inc.	62,100	5,548,014
SABMiller PLC(b)	42,801	2,505,571

		16,962,730

Food & Staples Retailing (1.19%)
Costco Wholesale Corp.	75,177	8,657,383
CVS Caremark Corp.	76,500	5,765,805

		14,423,188

Food Products (0.67%)
Mead Johnson Nutrition Co.	71,300	6,643,021
Whitewave Foods Co.(a)	47,411	1,534,694

		8,177,715

Household Products (0.61%)
The Procter & Gamble Co.	95,000	7,466,050

Personal Products (0.18%)
The Estee Lauder Cos., Inc., Class A	30,126	2,237,157

ENERGY (14.76%)
Energy Equipment & Services (5.19%)
Baker Hughes, Inc.	86,775	6,460,399
Dril-Quip, Inc.(a)	46,520	5,081,845
Oceaneering International, Inc.	75,875	5,928,114
Schlumberger Ltd.	240,393	28,354,354
Weatherford International Ltd.(a)	747,508	17,192,684

		63,017,396

Oil, Gas & Consumable Fuels (9.57%)
Anadarko Petroleum Corp.	32,898	3,601,344
Arch Coal, Inc.	2,149,113	7,844,263
BP PLC(b)	223,450	11,786,999
Chesapeake Energy Corp.	436,121	13,554,641
Chevron Corp.	58,000	7,571,900
Cobalt International Energy, Inc.(a)	193,032	3,542,137
ConocoPhillips	86,500	7,415,645
CONSOL Energy, Inc.	124,327	5,727,745
Devon Energy Corp.	203,731	16,176,241
Exxon Mobil Corp.	44,775	4,507,947

See Notes to Schedule of Investments and Financial Statements.
Semi-Annual Report (Unaudited) | June 30, 2014	13

Schedule of Investments	Liberty All-Star® Equity Fund
June 30, 2014 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (continued)
Murphy Oil Corp.	14,775	$982,242
Occidental Petroleum Corp.	85,000	8,723,550
Peabody Energy Corp.	647,406	10,585,088
Royal Dutch Shell PLC(b)	154,493	12,725,588
WPX Energy, Inc.(a)	67,154	1,605,652

		116,350,982

FINANCIALS (26.17%)
Capital Markets (5.04%)
Ameriprise Financial, Inc.	34,980	4,197,600
The Charles Schwab Corp.	324,100	8,728,013
Franklin Resources, Inc.	85,600	4,951,104
The Goldman Sachs Group, Inc.	37,450	6,270,628
Morgan Stanley	379,600	12,272,468
State Street Corp.	230,100	15,476,526
T. Rowe Price Group, Inc.	42,355	3,575,186
UBS AG	313,400	5,741,488

		61,213,013

Commercial Banks (5.08%)
Barclays PLC(b)	258,421	3,775,531
BB&T Corp.	205,000	8,083,150
Comerica, Inc.	70,225	3,522,486
First Republic Bank	103,233	5,676,783
Huntington Bancshares, Inc.	138,202	1,318,447
KeyCorp	88,165	1,263,404
The PNC Financial Services Group, Inc.	70,666	6,292,807
Regions Financial Corp.	408,078	4,333,788
SunTrust Banks, Inc.	444,978	17,825,819
Wells Fargo & Co.	183,000	9,618,480

		61,710,695

Consumer Finance (2.49%)
American Express Co.	42,500	4,031,975
Capital One Financial Corp.	101,000	8,342,600
Visa, Inc., Class A	84,736	17,854,723

		30,229,298

Diversified Financial Services (6.27%)
Bank of America Corp.	1,274,064	19,582,364
Citigroup, Inc.	408,754	19,252,313
CME Group, Inc.	72,045	5,111,593
JPMorgan Chase & Co.	457,000	26,332,340
Voya Financial, Inc.	163,575	5,944,315

		76,222,925

Insurance (6.27%)
ACE Ltd.	86,700	8,990,790

See Notes to Schedule of Investments and Financial Statements.
14	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments
June 30, 2014 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Insurance (continued)
The Allstate Corp.	110,067	$6,463,134
American International Group, Inc.	299,211	16,330,936
Assured Guaranty Ltd.	247,596	6,066,102
Axis Capital Holdings Ltd.	156,000	6,907,680
First American Financial Corp.	46,150	1,282,509
The Hartford Financial Services Group, Inc.	225,705	8,082,496
MetLife, Inc.	307,725	17,097,201
Willis Group Holdings PLC	115,350	4,994,655

		76,215,503

Real Estate Investment Trusts (1.02%)
American Tower Corp.	120,360	10,829,993
Columbia Property Trust, Inc.	61,497	1,599,537

		12,429,530

HEALTH CARE (10.64%)
Biotechnology (2.35%)
Alexion Pharmaceuticals, Inc.(a)	22,259	3,477,969
BioMarin Pharmaceutical, Inc.(a)	80,245	4,992,042
Celgene Corp.(a)	87,430	7,508,488
Gilead Sciences, Inc.(a)	96,922	8,035,803
Pharmacyclics, Inc.(a)	50,927	4,568,661

		28,582,963

Health Care Equipment & Supplies (1.85%)
Becton, Dickinson & Co.	43,350	5,128,305
Hologic, Inc.(a)	350,000	8,872,500
Zimmer Holdings, Inc.	81,000	8,412,660

		22,413,465

Health Care Providers & Services (2.20%)
Brookdale Senior Living, Inc.(a)	67,953	2,265,553
Catamaran Corp.(a)	248,244	10,962,455
Cigna Corp.	93,300	8,580,801
Laboratory Corp. of America Holdings(a)	48,350	4,951,040

		26,759,849

Health Care Technology (1.19%)
athenahealth, Inc.(a)	45,700	5,718,441
Cerner Corp.(a)	170,168	8,777,265

		14,495,706

Life Sciences Tools & Services (0.98%)
Illumina, Inc.(a)	33,500	5,981,090
Thermo Fisher Scientific, Inc.	50,000	5,900,000

		11,881,090

Pharmaceuticals (2.07%)
Abbott Laboratories	107,925	4,414,133

See Notes to Schedule of Investments and Financial Statements.
Semi-Annual Report (Unaudited) | June 30, 2014	15

Schedule of Investments	Liberty All-Star® Equity Fund
June 30, 2014 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Pharmaceuticals (continued)
Allergan, Inc.	20,855	$3,529,083
Johnson & Johnson	74,500	7,794,190
Perrigo Co. PLC	16,621	2,422,677
Teva Pharmaceutical Industries Ltd.(b)	134,200	7,034,764

		25,194,847

INDUSTRIALS (6.26%)
Aerospace & Defense (1.80%)
The Boeing Co.	12,925	1,644,448
Bombardier, Inc., Class B	870,308	3,063,484
Precision Castparts Corp.	59,437	15,001,899
Textron, Inc.	57,407	2,198,114

		21,907,945

Building Products (0.44%)
Masco Corp.	238,725	5,299,695

Construction & Engineering (0.38%)
Fluor Corp.	60,709	4,668,522

Electrical Equipment (0.66%)
Eaton Corp. PLC	104,000	8,026,720

Machinery (1.11%)
Caterpillar, Inc.	62,000	6,737,540
Navistar International Corp.(a)	42,532	1,594,099
Parker Hannifin Corp.	41,150	5,173,790

		13,505,429

Professional Services (0.48%)
Verisk Analytics, Inc., Class A(a)	96,200	5,773,924

Trading Companies & Distributors (1.16%)
Fastenal Co.	208,343	10,310,895
United Rentals, Inc.(a)	36,062	3,776,773

		14,087,668

Transportation Infrastructure (0.23%)
Aegean Marine Petroleum Network, Inc.	271,629	2,740,737

INFORMATION TECHNOLOGY (18.01%)
Communications Equipment (2.00%)
Cisco Systems, Inc.	321,000	7,976,850
QUALCOMM, Inc.	206,000	16,315,200

		24,292,050

See Notes to Schedule of Investments and Financial Statements.
16	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments
June 30, 2014 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Computers & Peripherals (1.91%)
Hewlett-Packard Co.	567,125	$19,100,770
Stratasys Ltd.(a)	36,576	4,156,131

		23,256,901

Electronic Equipment & Instruments (1.48%)
Corning, Inc.	229,200	5,030,940
TE Connectivity Ltd.	174,400	10,784,896
Trimble Navigation Ltd.(a)	58,216	2,151,081

		17,966,917

Internet Software & Services (4.96%)
Equinix, Inc.(a)	37,345	7,845,811
Facebook, Inc., Class A(a)	148,333	9,981,328
Google, Inc., Class A(a)	14,109	8,249,109
Google, Inc., Class C(a)	35,146	20,218,791
LinkedIn Corp., Class A(a)	33,820	5,799,115
Mercadolibre, Inc.	6,396	610,179
Rackspace Hosting, Inc.(a)	226,285	7,616,753

		60,321,086

IT Services (0.20%)
Teradata Corp.(a)	59,000	2,371,800

Semiconductors & Semiconductor Equipment (1.91%)
Altera Corp.	69,541	2,417,245
ARM Holdings PLC(b)	139,420	6,307,361
Intel Corp.	276,575	8,546,167
Micron Technology, Inc.(a)	178,524	5,882,366

		23,153,139

Software (5.55%)
Microsoft Corp.	336,775	14,043,517
Oracle Corp.	191,025	7,742,243
Salesforce.com, Inc.(a)	404,658	23,502,537
ServiceNow, Inc.(a)	97,400	6,034,904
Splunk, Inc.(a)	101,300	5,604,929
Symantec Corp.	216,982	4,968,888
VMware, Inc., Class A(a)	57,600	5,576,256

		67,473,274

MATERIALS (1.34%)
Chemicals (0.87%)
EI du Pont de Nemours & Co.	95,000	6,216,800
The Sherwin-Williams Co.	21,268	4,400,562

		10,617,362

Metals & Mining (0.47%)
Alcoa, Inc.	110,815	1,650,035

See Notes to Schedule of Investments and Financial Statements.
Semi-Annual Report (Unaudited) | June 30, 2014	17

Schedule of Investments	Liberty All-Star® Equity Fund
June 30, 2014 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Metals & Mining (continued)
Freeport-McMoRan Copper & Gold, Inc.	109,589	$3,999,999

		5,650,034

UTILITIES (0.08%)
Electric Utilities (0.08%)
FirstEnergy Corp.	27,905	968,861

TOTAL COMMON STOCKS (COST OF $928,429,539)		1,180,555,338

EXCHANGE TRADED FUND (0.10%)
Exchange Traded Fund (0.10%)
iShares® Russell 1000 Value	11,645	1,179,289

TOTAL EXCHANGE TRADED FUND (COST OF $1,084,184)		1,179,289

	PAR VALUE
SHORT TERM INVESTMENT (2.92%)
REPURCHASE AGREEMENT (2.92%)
Repurchase agreement with State Street Bank & Trust Co., dated 6/30/14, due 07/01/14 at 0.01%, collateralized by Federal Home Loan Mortgage Corp., 3.00%, 03/15/43, market value of $36,262,597 and par value of $41,355,000. (Repurchase proceeds of $35,538,010). (COST OF $35,538,000)	$35,538,000	$35,538,000

TOTAL INVESTMENTS (100.17%) (COST OF $965,051,723)(c)		1,217,272,627

LIABILITIES IN EXCESS OF OTHER ASSETS (-0.17%)		(2,114,148)

NET ASSETS (100.00%)		$1,215,158,479

NET ASSET VALUE PER SHARE (177,282,259 SHARES OUTSTANDING)		$6.85

See Notes to Schedule of Investments and Financial Statements.
18	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments
June 30, 2014 (Unaudited)

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	American Depositary Receipt.
(c)	Cost of investments for federal income tax purposes is $972,532,068.

Gross unrealized appreciation and depreciation at June 30, 2014 based on cost of investments for federal income tax purposes is as follows:

Gross unrealized appreciation	$301,617,608
Gross unrealized depreciation	(56,877,049)
Net unrealized appreciation	$244,740,559

See Notes to Financial Statements.
Semi-Annual Report (Unaudited) | June 30, 2014	19

Statement of Assets and Liabilities	Liberty All-Star® Equity Fund
June 30, 2014 (Unaudited)

ASSETS:
Investments at market value (Cost $965,051,723)	$1,217,272,627
Cash	146,244
Receivable for investment securities sold	1,246,098
Dividends and interest receivable	936,016
Prepaid and other assets	111,336

TOTAL ASSETS	1,219,712,321

LIABILITIES:
Payable for investments purchased	3,456,805
Investment advisory fee payable	712,869
Payable for administration, pricing and bookkeeping fees	165,107
Accrued expenses	219,061

TOTAL LIABILITIES	4,553,842

NET ASSETS	$1,215,158,479

NET ASSETS REPRESENTED BY:
Paid-in capital	$974,684,523
Distributions in excess of net investment income	(33,248,413)
Accumulated net realized gain on investments	21,501,465
Net unrealized appreciation on investments	252,220,904

NET ASSETS	$1,215,158,479

Shares of common stock outstanding (unlimited number of shares of beneficial interest without par value authorized)	177,282,259

NET ASSET VALUE PER SHARE	$6.85

See Notes to Financial Statements.
20	www.all-starfunds.com

Liberty All-Star® Equity Fund	Statement of Operations
For the Six Months Ended June 30, 2014 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of foreign taxes withheld at source which amounted to $45,560)	$7,925,179
Interest	1,622

TOTAL INVESTMENT INCOME	7,926,801

EXPENSES:
Investment advisory fee	4,193,370
Administration fee	1,048,343
Pricing and bookkeeping fees	96,839
Audit fee	23,702
Custodian fee	52,413
Insurance expense	29,732
Legal fees	162,917
Miscellaneous expenses	56,907
NYSE fee	76,633
Shareholder communication expenses	75,615
Transfer agent fees	54,271
Trustees’ fees and expenses	120,651

TOTAL EXPENSES	5,991,393

NET INVESTMENT INCOME	1,935,408

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investment transactions	28,865,148
Net change in unrealized appreciation on investments	31,340,003

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	60,205,151

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$62,140,559

See Notes to Financial Statements.
Semi-Annual Report (Unaudited) | June 30, 2014	21

Statements of Changes in Net Assets	Liberty All-Star® Equity Fund

	For the Six Months Ended June 30, 2014 (Unaudited)	For the Year Ended December 31, 2013
FROM OPERATIONS:
Net investment income	$1,935,408	$4,844,127
Net realized gain on investment transactions	28,865,148	106,711,684
Net change in unrealized appreciation on investments	31,340,003	200,751,072
Net Increase in Net Assets From Operations	62,140,559	312,306,883

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(35,183,821)	(57,133,067)
From net realized gains on investments	–	(6,914,894)
Total Distributions	(35,183,821)	(64,047,961)

CAPITAL SHARE TRANSACTIONS:
Dividend reinvestments	10,885,567	22,735,370
Shares repurchased through tender offer (including costs of $– and $228,118)	–	(84,804,604)
Net increase/(decrease) resulting from Capital Share Transactions	10,885,567	(62,069,234)
Net Increase in Net Assets	37,842,305	186,189,688

NET ASSETS:
Beginning of period	1,177,316,174	991,126,486
End of period (Includes distributions in excess of net investment income of $(33,248,413) and $0, respectively)	$1,215,158,479	$1,177,316,174

See Notes to Financial Statements.
22	www.all-starfunds.com

Intentionally left blank page

Financial Highlights	Liberty All-Star® Equity Fund

PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments

Total from Investment Operations

LESS DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Net realized gain on investments
Tax return of capital

Total Distributions

Change due to tender offer(c)

Net asset value at end of period

Market price at end of period

TOTAL INVESTMENT RETURN FOR SHAREHOLDERS:(d)
Based on net asset value
Based on market price

RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (millions)
Ratio of expenses to average net assets after reimbursement
Ratio of expenses to average net assets before reimbursement
Ratio of net investment income to average net assets
Portfolio turnover rate

(a)	Calculated using average shares outstanding during the period.
(b)	Less than $0.005 per share.
(c)	Effect of Fund’s tender offer for shares at a price below net asset value, net of costs.
(d)

Calculated assuming all distributions are reinvested at actual reinvestment prices. The net asset value and market price returns will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares traded during the period. Past performance is not a guarantee of future results.

(e)	Not annualized.
(f)	Annualized.

See Notes to Financial Statements.
24	www.all-starfunds.com

Liberty All-Star® Equity Fund	Financial Highlights

For the Six Months Ended		Year Ended December 31,
June 30, 2014 (Unaudited)		2013	2012	2011	2010		2009

$6.71		$5.35	$4.99	$5.69	$5.23		$4.21

0.01		0.03	0.04	0.02	0.00	(b)	0.02
0.33		1.66	0.64	(0.38)	0.77		1.31

0.34		1.69	0.68	(0.36)	0.77		1.33

(0.20)		(0.31)	(0.32)	(0.26)	(0.24)		(0.02)
–		(0.04)	–	–	–		–
–		–	–	(0.08)	(0.07)		(0.29)

(0.20)		(0.35)	(0.32)	(0.34)	(0.31)		(0.31)

–		0.02	–	–	–		—

$6.85		$6.71	$5.35	$4.99	$5.69		$5.23

$6.01		$5.97	$4.77	$4.22	$4.93		$4.33

5.6%	(e)	33.8%	14.7%	(5.8%)	16.3%		35.7%
4.1%	(e)	33.5%	20.9%	(8.1%)	21.7%		35.1%

$1,215		$1,177	$991	$912	$1,039		$956
N/A		N/A	1.07%	N/A	N/A		N/A
1.04%	(f)	1.05%	1.08%	1.05%	1.08%		1.09%
0.33%	(f)	0.44%	0.72%	0.33%	0.08%		0.38%
17%	(e)	41%	45%	48%	52%		89%

Semi-Annual Report (Unaudited) | June 30, 2014	25

Notes to Financial Statements	Liberty All-Star® Equity Fund
June 30, 2014 (Unaudited)

NOTE 1. ORGANIZATION

Liberty All-Star® Equity Fund (the “Fund”) is a Massachusetts business trust registered under the Investment Company Act of 1940 (the “Act”), as amended, as a diversified, closed-end management investment company.

Investment Goal

The Fund seeks total investment return comprised of long-term capital appreciation and current income through investing primarily in a diversified portfolio of equity securities.

Fund Shares

The Fund may issue an unlimited number of shares of beneficial interest.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. The Fund is considered an investment company for financial reporting purposes under GAAP.

Security Valuation

Equity securities, including common stocks and exchange traded funds, are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the NASDAQ Stock Market LLC (“NASDAQ”) exchange, which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing in more than 60 days for which market quotations are readily available are valued at current market value. Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value. Repurchase agreements are valued at cost, which approximates fair value. Investments for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures approved by and under the general supervision of the Fund’s Board of Trustees (the “Board”).

Foreign Securities

The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers. For the six months ended June 30, 2014, the Fund only held American Depositary Receipts and did not hold any securities denominated in foreign currencies.

26	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Financial Statements
June 30, 2014 (Unaudited)

Security Transactions

Security transactions are recorded on trade date. Cost is determined and gains/(losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements

The Fund engages in repurchase agreement transactions with institutions that the Fund’s investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. These collateral agreements mitigate the counterparty credit risk by providing for a single net settlement with a counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

Repurchase agreements are entered into by the Fund under a Master Repurchase Agreement (“MRA”) which permits the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due or from the Fund.

At June 30, 2014, the open repurchase agreement with the counterparty State Street Bank & Trust Co., and subject to a MRA on a net payment basis, was as follows:

				Gross Amounts Not Offset in the Statement of Financial Position
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments Collateral Received*	Cash Collateral Received	Net Amount

Repurchase Agreement	$35,538,000	$–	$35,538,000	$(35,538,000)	$–	$–

Total	$35,538,000	$–	$35,538,000	$(35,538,000)	$–	$–

*	These amounts do not include the excess collateral received.

Income Recognition

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

The Fund estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. Once the REIT reports annually the tax character of its distributions, the Fund revises its estimates. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Semi-Annual Report (Unaudited) | June 30, 2014	27

Notes to Financial Statements	Liberty All-Star® Equity Fund
June 30, 2014 (Unaudited)

Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity securities and exchange-traded funds, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Repurchase agreements are valued at cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1	–	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2	–

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3	–

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

28	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Financial Statements
June 30, 2014 (Unaudited)

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2014:

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total

Common Stocks	$1,180,555,338	$–	$–	$1,180,555,338
Exchange Traded Fund	1,179,289	–	–	1,179,289
Short Term Investment	–	35,538,000	–	35,538,000

Total	$1,181,734,627	$35,538,000	$–	$1,217,272,627

*	See Schedule of Investments for industry classifications.

The Fund recognizes transfers between the levels as of the beginning of the annual period in which the transfer occurred. For the six months ended June 30, 2014, the Fund did not have any transfers between Level 1 and Level 2 securities. The Fund did not have any securities which used significant unobservable inputs (Level 3) in determining fair value during the six months ended June 30, 2014.

Distributions to Shareholders

The Fund currently has a policy of paying distributions on its shares of beneficial interest totaling approximately 6% of its net asset value per year. The distributions are payable in four quarterly distributions of 1.5% of the Fund’s net asset value at the close of the NYSE on the Friday prior to each quarterly declaration date. Distributions to shareholders are recorded on ex-date.

NOTE 3. FEDERAL TAX INFORMATION AND TAX BASIS INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations. If, for any calendar year, the total distributions made under the distribution policy exceed the Fund’s net investment income and net realized capital gains, the excess will generally be treated as a non-taxable return of capital, reducing the shareholder’s adjusted basis in his or her shares. If the Fund’s net investment income and net realized capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess. The amounts and characteristics of tax basis distributions and composition of distributable earnings/ (accumulated losses) are finalized at fiscal year-end: accordingly, tax basis balances have not been determined as of June 30, 2014.

Classification of Distributions to Shareholders

Net investment income and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

Semi-Annual Report (Unaudited) | June 30, 2014	29

Notes to Financial Statements	Liberty All-Star® Equity Fund
June 30, 2014 (Unaudited)

The tax character distributions paid during the year ended December 31, 2013 were as follows:

Distributions paid from:
Ordinary income	$57,133,067
Long-term capital gain	6,914,894

Total	$64,047,961

As of June 30, 2014, the costs of investments for federal income tax purposes and accumulated net unrealized appreciation/ (depreciation) on investments were as follows:

	Gross	Gross
	Unrealized	Unrealized
	Appreciation	Depreciation	Net
Cost of Investments	(excess of value over tax cost)	(excess of tax cost over value)	Unrealized Appreciation
$972,532,068	$301,617,608	$(56,877,049)	$244,740,559

Federal Income Tax Status

For federal income tax purposes, the Fund currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its investment company taxable net income including realized gain, not offset by capital loss carryforwards, if any, to its shareholders. Accordingly, no provision for federal income or excise taxes has been made.

As of and during the six months ended June 30, 2014, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

Investment Advisory Fee

ALPS Advisors, Inc. (“AAI”) serves as the investment advisor to the Fund. AAI receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $400 million	0.800%
Next $400 million	0.720%
Next $400 million	0.648%
Over $1.2 billion	0.584%

30	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Financial Statements
June 30, 2014 (Unaudited)

AAI retains multiple Portfolio Managers to manage the Fund’s investments in various asset classes. AAI pays each Portfolio Manager a portfolio management fee based on the assets of the investment portfolio that they manage. The portfolio management fee is paid from the investment advisory fees collected by AAI and is based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $400 million	0.400%
Next $400 million	0.360%
Next $400 million	0.324%
Over $1.2 billion	0.292%

Administration, Bookkeeping and Pricing Services Agreement

ALPS Fund Services, Inc. (“ALPS”) provides administrative and other services to the Fund for a monthly administration fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $400 million	0.200%
Next $400 million	0.180%
Next $400 million	0.162%
Over $1.2 billion	0.146%

In addition, ALPS provides bookkeeping and pricing services to the Fund for an annual fee consisting of: (i) $38,000 paid monthly plus 0.015% on the average daily net assets for the month; and (ii) a multi-manager fee based on the number of portfolio managers; provided that during any 12-month period, the aggregate amount of (i) shall not exceed $140,000 (exclusive of out-of-pocket expenses and charges). The Fund also reimburses ALPS for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund’s portfolio securities and direct internal costs incurred by ALPS in connection with providing fund accounting oversight and monitoring and certain other services.

Fees Paid to Officers

All officers of the Fund, including the Fund’s Chief Compliance Officer, are employees of AAI or its affiliates, and receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations.

NOTE 5. PORTFOLIO INFORMATION

Purchases and Sales of Securities

For the six months ended June 30, 2014, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $198,495,596 and $225,563,130, respectively.

NOTE 6. CAPITAL TRANSACTIONS

On July 29, 2013, the Fund’s Board of Trustees authorized the Fund to conduct a tender offer for up to 7.5% of its outstanding shares of beneficial interest at a price equal to 96% of its net asset value per share as determined on the day of the tender offer expiration of September 23, 2013. Approximately 64,581,723 shares of beneficial interest or approximately 34.2% of the Fund’s outstanding shares were properly tendered and not withdrawn. The Fund accepted 14,143,225

Semi-Annual Report (Unaudited) | June 30, 2014	31

Notes to Financial Statements	Liberty All-Star® Equity Fund
June 30, 2014 (Unaudited)

shares for payment at a price equal to $5.98 per share, which represented 96% of the Fund’s net asset value per share as of September 23, 2013. Because the tender offer was oversubscribed, all tenders of shares were subject to proration in accordance with the terms of the tender offer, including adjustments to avoid purchase of fractional shares. Accordingly, on a pro rata basis, the Fund accepted and purchased approximately 21.9% of the shares properly tendered in the tender offer.

During the six months ended June 30, 2014 and the year ended December 31, 2013, distributions in the amounts of $10,885,567 and $22,735,370, respectively, were paid in newly issued shares valued at market value or net asset value, but not less than 95% of market value. Such distributions resulted in the issuance of 1,859,953 and 4,248,183 shares, respectively.

Under the Fund’s Automatic Dividend Reinvestment and Direct Purchase Plan (the “Plan”), shareholders automatically participate and have all their Fund dividends and distributions reinvested. Under the Plan, all dividends and distributions will be reinvested in additional shares of the Fund. Distributions declared payable in cash will be reinvested for the accounts of participants in the Plan in additional shares purchased by the Plan Agent on the open market at prevailing market prices, subject to certain limitations as described more fully in the Plan. Distributions declared payable in shares are paid to participants in the Plan entirely in newly issued full and fractional shares valued at the lower of market value or net asset value per share on the valuation date for the distribution (but not at a discount of more than 5 percent from market price). Dividends and distributions are subject to taxation, whether received in cash or in shares.

NOTE 7. INDEMNIFICATION

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the Trustees and Officers of the Fund are indemnified against certain liabilities that may arise out of their duties to the Fund. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

32	www.all-starfunds.com

Liberty All-Star® Equity Fund	Description of Lipper Benchmark and Market Indices
(Unaudited)

DOW JONES INDUSTRIAL AVERAGE

A price-weighted measure of 30 U.S. blue-chip companies.

LIPPER LARGE-CAP CORE MUTUAL FUND AVERAGE

The average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. domestic equity large-cap floor. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index.

NASDAQ COMPOSITE INDEX

Measures all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market.

RUSSELL 1000® VALUE INDEX (LARGECAP)

Measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price-to-book ratios and lower expected growth values. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

S&P 500® INDEX

A large-cap U.S. equities index that includes 500 leading companies and captures approximately 80% coverage of available market capitalization.

An investor cannot invest directly in an index.

Semi-Annual Report (Unaudited) | June 30, 2014	33

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INVESTMENT ADVISOR

ALPS Advisors, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

303-623-2577

www.all-starfunds.com

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

555 Seventeenth Street, Suite 3600

Denver, Colorado 80202

CUSTODIAN

State Street Bank & Trust Company

One Lincoln Street

Boston, Massachusetts 02111

INVESTOR ASSISTANCE,

TRANSFER & DIVIDEND

DISBURSING AGENT & REGISTRAR

Computershare Trust Company, N.A.

P.O. Box 30170

College Station, Texas 77842-3170

1-800-LIB-FUND (1-800-542-3863)

www.computershare.com

LEGAL COUNSEL

K&L Gates LLP

1601 K Street, NW

Washington, DC 20006

TRUSTEES

John A. Benning*

Thomas W. Brock*

Edmund J. Burke

George R. Gaspari*

Richard W. Lowry*, Chairman

Dr. John J. Neuhauser*

Richard C. Rantzow*

OFFICERS

William R. Parmentier, Jr., President

Mark T. Haley, CFA, Senior Vice President

Edmund J. Burke, Vice President

Kimberly R. Storms, Treasurer

Erin D. Nelson, Secretary

Alex J. Marks, Assistant Secretary

Melanie H. Zimdars, Chief Compliance Officer

* Member of the Audit Committee

A description of the Fund’s proxy voting policies and procedures is available (i) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-542-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30th is available from the SEC’s website at www.sec.gov.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q’S are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its own common stock in the open market.

This report is transmitted to shareholders of Liberty All-Star® Equity Fund for their information. It is not a prospectus or other document intended for use in the purchase of Fund shares.

LAS000606

ALL STAR®
EQUITY FUND

USA
LISTED
NYSE

A MEMBER OF THE
CLOSED-END
FUND
ASSOCIATION, INC.
WWW.CLOSED-ENDFUNDS.COM

Item 2. Code of Ethics.

Not Applicable to this report.

Item 3. Audit Committee Financial Expert.

Not Applicable to this report.

Item 4. Principal Accountant Fees and Services.

Not Applicable to this report.

Item 5. Audit Committee of Listed Registrants.

Not Applicable to this report.

Item 6. Schedule.

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not Applicable to registrant.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable to this report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable to this report.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the six months ended June 30, 2014, there were no purchases made by or on behalf of the registrant or any “affiliated purchaser”, as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (“Exchange Act”), of shares or other units of any class of the registrant’s equity securities that are registered by the registrant pursuant to Section 12 of the Exchange Act.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable to this report.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR EQUITY FUND

By:	/s/ William R. Parmentier, Jr.
William R. Parmentier, Jr. (Principal Executive Officer)
President

Date:	August 28, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR EQUITY FUND.

By:	/s/ William R. Parmentier, Jr.
William R. Parmentier, Jr. (Principal Executive Officer)
President

Date:	August 28, 2014

By:	/s/ Kimberly R. Storms
Kimberly R. Storms (Principal Financial Officer)
Treasurer

Date:	August 28, 2014